SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2014

Ally Auto Receivables Trust 2014-SN2

(Issuing Entity with respect to Securities)

Ally Central Originating Lease Trust

(Registrant and Issuer with respect to Secured Notes)

Ally Auto Assets LLC

(Registrant and Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-181915-05	Applied for
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Ally Auto Assets LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 and 8.01.     Entry into a Material Definitive Agreement and Other Events

Ally Auto Assets LLC (“Ally Auto”) has registered an issuance of $10,000,000,000 in principal amount of asset backed notes on Form S-3 (Registration File Nos. 333-181915; 333-181915-01) under the Securities Act of 1933, as amended (the “Act”), filed on June 5, 2012, as amended by Pre-Effective Amendment No. 1 on August 21, 2012 (as amended, the “Registration Statement”).

Pursuant to the Registration Statement, Ally Auto Receivables Trust 2014-SN2 (the “Issuing Entity”) issued $240,000,000 aggregate principal balance of Class A-1 0.25000% Asset Backed Notes (the “Class A-1 Notes”), $109,000,000 aggregate principal balance of Class A-2a 0.71% Asset Backed Notes (the “Class A-2a Notes”), $391,000,000 aggregate principal balance of Class A-2b Floating Rate Asset Backed Notes (the “Class A-2b Notes” and, together with the Class A-2a Notes, the “Class A-2 Notes”), $275,000,000 aggregate principal balance of Class A-3 1.03% Asset Backed Notes (the “Class A-3 Notes”), and $91,900,000 aggregate principal balance of Class A-4 1.21% Asset Backed Notes (the “Class A-4 Notes” and collectively with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Offered Notes”) on October 22, 2014 (the “Closing Date”). The Issuing Entity also issued $74,460,000 aggregate principal balance of Class B 1.49% Asset Backed Notes (the “Class B Notes”), $44,000,000 aggregate principal balance of Class C 1.83% Asset Backed Notes (the “Class C Notes” and together with the Offered Notes and the Class B Notes, the “Notes”) and Asset Backed Certificates (the “Certificates”) on the Closing Date. Only the Offered Notes were registered pursuant to the Act under the Registration Statement and offered publicly for sale. The Class B Notes, the Class C Notes and the Certificates were initially retained by the Depositor.

This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes were issued pursuant to an AART Indenture attached hereto as Exhibit 4.2, dated as of the Closing Date, between the Issuing Entity and Citibank, N.A., as AART Indenture Trustee.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a series of non-recourse secured notes (the “Secured Notes”), which were issued by Ally Central Originating Lease Trust (“ACOLT”) on the Closing Date. The Secured Notes have a security interest in a pool of new automobile and light duty truck leases and the related leased vehicles (the “Lease Assets”).

As of the Closing Date, the Lease Assets and the Secured Notes had the characteristics described in the Prospectus Supplement, dated as of October 16, 2014, and filed with the Commission pursuant to Rule 424(b)(5) of the Act on October 20, 2014.

Item 9.01.     Exhibits

Exhibit 3.2	Declaration of Trust, dated as of April 7, 2010, by Deutsche Bank Trust Company Delaware and acknowledged, accepted and agreed to by Ally Central Originating Lease LLC (incorporated by reference from Exhibit 3.2 filed on Form S-3 of Ally Auto Auto Assets LLC and Ally Central Originating Lease Trust, file numbers 333-181915 and 333-181915-01, filed on June 5, 2012).

Exhibit 3.3	ACOLT 2014-SN2 Supplement to Declaration of Trust, dated as of October 22, 2014, between Deutsche Bank Trust Company Delaware, as ACOLT owner trustee, and Ally Central Originating Lease LLC, as residual certificateholder.

Exhibit 4.1	Trust Agreement between Ally Auto Assets LLC, as depositor, and Deutsche Bank Trust Company Delaware, as AART owner trustee, dated as of October 22, 2014.

Exhibit 4.2	AART Indenture between Ally Auto Receivables Trust 2014-SN2 and Citibank, N.A., as AART indenture trustee, dated as of October 22, 2014.

Exhibit 4.3	ACOLT Indenture between Ally Central Originating Lease Trust and Citibank, N.A., as ACOLT indenture trustee, dated as of October 22, 2014.

Exhibit 99.1	Transfer Direction re Beneficial Interest in Applicable Trust Estate and Notice of Allocation of Lease Assets to Series 2014-SN2, dated as of October 17, 2014.

Exhibit 99.2	VAULT Pledge and Security Agreement, dated as of October 22, 2014, by Vehicle Asset Universal Leasing Trust and made in favor of the Secured Noteholders.

Exhibit 99.3	ACOLT 2014-SN2 Sale and Contribution Agreement, dated as of October 22, 2014, between Ally Central Originating Lease Trust and Ally Bank, as seller.

Exhibit 99.4	ACOLT 2014-SN2 Servicing Agreement, dated as of October 22, 2014, between Ally Central Originating Lease Trust and Ally Financial Inc., as servicer and custodian.

Exhibit 99.5	Pull Ahead Funding Agreement, dated as of October 22, 2014, among Ally Financial Inc., as pull ahead agent, Ally Central Originating Lease Trust and Citibank, N.A., as ACOLT indenture trustee.

Exhibit 99.6	Pooling Agreement, dated as of October 22, 2014, between Ally Bank and Ally Auto Assets LLC.

Exhibit 99.7	Trust Sale Agreement, dated as of October 22, 2014, between Ally Auto Assets LLC and Ally Auto Receivables Trust 2014-SN2.

Exhibit 99.8	Administration Agreement, dated as of October 22, 2014, among Ally Financial Inc., as administrator, Ally Auto Assets LLC and Ally Auto Receivables Trust 2014-SN2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ M. T. St. Charles
Name:	M. T. St. Charles
Title:	Vice President

Dated: October 22, 2014

ALLY CENTRAL ORIGINATING LEASE TRUST

By: ALLY CENTRAL ORIGINATING LEASE LLC, on behalf of Ally Central Originating Lease Trust

By:	/s/ C. T. Salter
Name:	C. T. Salter
Title:	Vice President

Dated: October 22, 2014

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 3.2	Declaration of Trust, dated as of April 7, 2010, by Deutsche Bank Trust Company Delaware and acknowledged, accepted and agreed to by Ally Central Originating Lease LLC (incorporated by reference from Exhibit 3.2 filed on Form S-3 of Ally Auto Auto Assets LLC and Ally Central Originating Lease Trust, file numbers 333-181915 and 333-181915-01, filed on June 5, 2012).

Exhibit 3.3	ACOLT 2014-SN2 Supplement to Declaration of Trust, dated as of October 22, 2014, between Deutsche Bank Trust Company Delaware, as ACOLT owner trustee, and Ally Central Originating Lease LLC, as residual certificateholder.

Exhibit 4.1	Trust Agreement between Ally Auto Assets LLC, as depositor, and Deutsche Bank Trust Company Delaware, as AART owner trustee, dated as of October 22, 2014.

Exhibit 4.2	AART Indenture between Ally Auto Receivables Trust 2014-SN2 and Citibank, N.A., as AART indenture trustee, dated as of October 22, 2014.

Exhibit 4.3	ACOLT Indenture between Ally Central Originating Lease Trust and Citibank, N.A., as ACOLT indenture trustee, dated as of October 22, 2014.

Exhibit 99.1	Transfer Direction re Beneficial Interest in Applicable Trust Estate and Notice of Allocation of Lease Assets to Series 2014-SN2, dated as of October 17, 2014.

Exhibit 99.2	VAULT Pledge and Security Agreement, dated as of October 22, 2014, by Vehicle Asset Universal Leasing Trust and made in favor of the Secured Noteholders.

Exhibit 99.3	ACOLT 2014-SN2 Sale and Contribution Agreement, dated as of October 22, 2014, between Ally Central Originating Lease Trust and Ally Bank, as seller.

Exhibit 99.4	ACOLT 2014-SN2 Servicing Agreement, dated as of October 22, 2014, between Ally Central Originating Lease Trust and Ally Financial Inc., as servicer and custodian.

Exhibit 99.5	Pull Ahead Funding Agreement, dated as of October 22, 2014, among Ally Financial Inc., as pull ahead agent, Ally Central Originating Lease Trust and Citibank, N.A., as ACOLT indenture trustee.

Exhibit 99.6	Pooling Agreement, dated as of October 22, 2014, between Ally Bank and Ally Auto Assets LLC.

Exhibit 99.7	Trust Sale Agreement, dated as of October 22, 2014, between Ally Auto Assets LLC and Ally Auto Receivables Trust 2014-SN2.

Exhibit 99.8	Administration Agreement, dated as of October 22, 2014, among Ally Financial Inc., as administrator, Ally Auto Assets LLC and Ally Auto Receivables Trust 2014-SN2.